Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2024 yr $ / shares	Oct. 31, 2023 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 128.62	$ 130.16
Risk-free interest rate	3.29%	2.89%
Expected dividend yield	4.20%	3.79%
Expected share price volatility	16.00%	14.00%
Expected life of option | yr	6	6